UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 5, 2011

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Radnor-Chester Rd, Suite F-200		19087
(Address of Principal Executive Offices)		(Zip Code)

(610) 977-2482
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01.	Other Events

Universal Business Payment Solutions Acquisition Corporation (the “Company”) has been informed by EarlyBirdCapital, Inc., the representative of the underwriters in the Company’s initial public offering, that holders of the Company’s units will be able to separately trade the shares of common stock and warrants included in such units commencing on or about August 8, 2011.  The common stock and warrants will be quoted on NASDAQ under the symbols UBPS and UBPSW, respectively.  Units not separated will continue to be quoted on NASDAQ under the symbol UBPSU.  A copy of the Company’s press release, dated August 5, 2011, announcing the foregoing is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Press Release dated August 5, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2011

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

	By:	/s/ Bipin C. Shah
Name: Bipin C. Shah
Title: Chief Executive Officer